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                              CERTIFICATE OF STOCK

                             [GENENTECH, INC LOGO]

             THIS CERTIFICATE IS TRANSFERABLE IN BOSTON OR NEW YORK

 9-27-95 JB                                                            H39751-A

   NUMBER                                                           SHARES
               CALLABLE PUTABLE                 CALLABLE PUTABLE
               COMMON STOCK                     COMMON STOCK
FBC

[SEAL]

INCORPORATED UNDER THE LAWS                     SEE REVERSE FOR CERTAIN
 OF THE STATE OF DELAWARE                       DEFINITIONS AND A
                                                STATEMENT AS TO THE RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                RESTRICTIONS OF A SHARE.

THIS CERTIFIES THAT                             CUSIP 368710 30 7


IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE CALLABLE PUTABLE COMMON STOCK,
                               $.02 PAR VALUE, OF

Genentech, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON                     /s/ Robert A. Swanson
TRANSFER AGENT AND REGISTRAR
BY                                                      CHAIRMAN OF THE BOARD

AUTHORIZED SIGNATURE
                                    [PICTURE]
/s/ John P. McLaughlin                                /s/ Arthur D. Levinson

                                                                PRESIDENT AND
SECRETARY                                             CHIEF EXECUTIVE OFFICER


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THE SHARES OF CALLABLE PUTABLE COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO
(i) REDEMPTION AT THE OPTION OF THE CORPORATION DURING THE PERIODS, AT THE PRICES AND ON THE TERMS AND CONDITIONS SPECIFIED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, (ii) AN OPTION ON THE PART OF THE HOLDER, UNDER CERTAIN CIRCUMSTANCES, TO REQUIRE THE CORPORATION TO REDEEM SUCH SHARES OF CALLABLE PUTABLE COMMON STOCK, AT THE PRICE AND ON THE TERMS AND CONDITIONS SPECIFIED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION AND (iii)
CONVERSION INTO COMMON STOCK, PAR VALUE $.02, OF THE CORPORATION ON THE DATE SPECIFIED, AND UPON THE TERMS AND CONDITIONS SET FORTH IN, SUCH CERTIFICATE OF INCORPORATION. AFTER REDEMPTION THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL CEASE TO BE OUTSTANDING FOR ALL PURPOSES AND THE HOLDER HEREOF SHALL BE ENTITLED TO RECEIVE ONLY THE REDEMPTION PRICE OF SUCH SHARES, WITHOUT INTEREST. AFTER CONVERSION THIS CERTIFICATE SHALL REPRESENT THE SHARES OF COMMON STOCK INTO WHICH THE SHARES OF CALLABLE PUTABLE COMMON STOCK REPRESENTED HEREBY SHALL HAVE BEEN CONVERTED, AND THIS CERTIFICATE MAY BE EXCHANGED FOR A NEW CERTIFICATE REPRESENTING SUCH SHARES OF COMMON STOCK.


                                GENENTECH, INC.

A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION, AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION OR BY ANY CERTIFICATE OF DETERMINATION OF PREFERENCES, AND THE NUMBER OF SHARES CONSTITUTING EACH SERIES OR CLASS AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY SHAREHOLDER OF THE CORPORATION UPON REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common

    TEN ENT - as tenants by the entireties

    JT TEN - as joint tenants with right of survivorship and not as tenants in common

    UNIF GIFT MIN. ACT - _________ Custodian __________
                          (Cust)               (Minor)

    under Uniform Gifts to Minors Act ________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________


                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.